SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]  Preliminary Information Statement  [ ]  Confidential, for use of the
                                             Commission Only (as permitted
[ ]  Definitive Information Statement        by Rule 14a-6(e)(2))

                                 ESSXSport Corp.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing party:

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     (4)  Date filed:

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

                                 ESSXSPORT CORP.
                           9812-14 GLENOAKS BOULEVARD
                          SUN VALLEY, CALIFORNIA 91352

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

                              TO OUR STOCKHOLDERS:


This Information Statement is being sent by first class mail to all record and beneficial owners of the $0.001 par value Common Stock of Essxsport Corp., a Nevada corporation, (the "Company").

On April 22, 2004, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 139,450,000 shares of Common Stock were issued and outstanding. The Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders. The mailing date of this Information Statement is April __, 2004.

          NO VOTE OR OTHER CONSENT OF THE STOCKHOLDERS IS SOLICITED IN
                   CONNECTION WITH THIS INFORMATION STATEMENT.
                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

On April 9, 2004, stockholders who collectively own 72,415,392 shares, or approximately 51.4%, of our issued and outstanding Common Stock (the "Consenting Stockholders"), consented in writing to:

Amending the Articles of Incorporation to change our Company's name to "Giant Jr. Investments, Corp."

The Consenting Stockholders have not consented to or considered any other corporate action.

Our Company will pay the cost of printing and distributing this Information Statement to our stockholders. Brokers, nominees and other custodians will be instructed to forward copies of this Information Statement to the beneficial owners of shares held in custodial accounts. We will reimburse brokers, nominees and other custodians for the expenses incurred in forwarding this Information Statement to the beneficial owners of our Common Stock.

                           FORWARD LOOKING STATEMENTS

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. Additional risks will be disclosed from time to time in our future SEC filings.

                                     GENERAL

This Information Statement is being furnished to all of the Common Stock shareholders of the Company, in connection with the approval by the Company's shareholders of an amendment to the Company's Articles of Incorporation changing its name to "Giant Jr. Investments, Inc." (the "Amendment").

The Company's Board of Directors and shareholders owning approximately 51.4% of the Company's Common Stock on April 9, 2004, approved and recommended that the Amendment be effected. Such approval of recommendations by the Board of Directors and shareholders will become effective as of the date the Amendment is filed with the Nevada Secretary of State. The Amendment is expected to be filed on or about May __, 2004, and will become effective upon the filing with the Secretary of State of Nevada (the "Effective Date"). If the proposed Amendment was not adopted by written consent it would have been required to be considered by the Company's shareholders, at a special shareholders' meeting convened for the specific purpose of approving the Amendment.

The elimination of the need for a special meeting of shareholders to approve the Amendment is authorized by the Nevada Revised Statutes (the " Nevada Law") which provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to the Nevada Law, a majority of the outstanding share of voting stock entitled to vote thereon is required in order to approve an amendment to Company's Articles of Incorporation changing its name. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Amendment as early as possible in order to accomplish the purpose of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the outstanding Common Stock of the Company.

Stockholders who beneficially own approximately 51.4% of the outstanding Common Stock of the Company entitled to vote on the Amendment, gave their written consent to the approval of the Amendment described in this Information Statement on April 9, 2004. The written consent became effective on April 9, 2004, the date on which their written consent was filed with the Secretary of the Company. The date on which this Information Statement was first sent to the shareholders is on or about April __, 2004. The record date established by the Company for the purpose of determining the number of outstanding shares of Common Stock of the Company is April 22, 2004 (the "Record Date").

Pursuant to the Nevada Law, the Company is required to provide prompt notice of the taking of the corporation action without a meeting to shareholders who have not consented in writing to such action. Inasmuch as the Company will have provided to its shareholders of record this Information Statement, the Company will notify its shareholders by letter filed under a Current Report on Form 8-K of the effective date of the name change. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Nevada Law are afforded to the Company's shareholders as a result of the approval of the Amendment.

                             CONSENTING STOCKHOLDERS

On April 9, 2004, the following Consenting Stockholders, who collectively own approximately 51.4% of our Common Stock, consented in writing to approve the Amendment;



     NAME                                            SHARES         PERCENT
     Bruce Caldwell                                12,415,392         8.9%
     Working Capital, Inc.                          5,500,000         3.9%
     Forest, Glenneyre & Associates, Inc            5,400,000         3.8%
     Blaise Investments                             5,900,000         4.2%
     Samarinda Securities                           5,550,000         3.9%
     Strategic Investments, Inc.                    5,900,000         4.2%
     Arrow Funding, Ltd.                            4,250,000         3.0%
     Stonehedge Capital, Ltd.                       5,900,000         4.2%
     CAA Holding, Inc.                              6,500,000         4.6%
     MCA Holdings, Inc.                             5,100,000         3.6%
     Javan Khazali                                  2,500,000         1.8%
     Bel Air Stuffing Group, Inc.                   2,500,000         1.8%
     Euroasia Holdings Corp.                        5,000,000         3.5%
                                                  ------------      -------
         TOTAL                                     72,415,392        51.4%

Under Nevada law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholders meeting. Under
Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the actions taken by written consent without a shareholders meeting cannot become effective until 20 days after the mailing date of this Information Statement.
We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

o Advising stockholders of the actions taken by written consent, as required by Nevada law; and

o Giving stockholders advance notice of the actions taken, as required by the Exchange Act

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our stockholders.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth Common Stock ownership information as of April 22, 2004, with respect to (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock;
(ii) each director of the Company; and (iii) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with the Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of common stock indicated as beneficially owned by them.





                                                      AMOUNT
NAME AND ADDRESS OF                                BENEFICIALLY          PERCENT OF
BENEFICIAL OWNER                                      OWNED                 CLASS
                                                  --------------        ------------
Dato'Sri Ram Sarma, Chairman of the Board             4,279,876             3.1%(1)
Bruce Caldwell, President, CEO and Director          10,308,992             7.4%
Bonnie Caldwell, Secretary and Director               2,106,400             1.5%
Earl Bell, Director                                   1,500,000             1.1%
A. Chandrakumanan                                     4,279,876             3.1%(2)
Rick Foster, Director                                   350,000              .2%
Alberto Caberlotto                                      500,000              .5%
Officers and Directors as a Group (7 individuals)    23,325,144            16.9%

------------------------------------
(1) Includes 3,969,876 shares owned by Kres Private Ltd., a Company of which Mr. Sarma owns 50% interest.

(2) Includes 3,969,876 shares owned by Kres Private Ltd., a Company of which Mr. Chandrakumanan owns 50% interest.

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION
                                 CHANGE OF NAME


On April 9, 2004 the Board of Directors of the Company and shareholders owning approximately 51.4% of the Company's issued and outstanding common stock approved an Amendment to the Company's Articles of Incorporation changing the name of the Company to "Giant Jr. Investments Corp."

The Board of Directors of the Company has determined that in the best interest of its shareholders, the Company should consider a different course of action. In this regard the Company will pursue becoming a Business Development Company. The Company plans to seek out strategic investments in a number of growth industries. The Company intends to raise capital for investment into mid stage businesses, and then provide management assistance and growth capital.

Therefore, since the Company will be focusing on today's junior companies with the potential to become tomorrow's giants within their industry the name "Giant Jr. Investments Corp." more accurately reflects the Company's planned business model as a holding company with diversified interests outside of the sports equipment industry.

The proposed Amendment will not have any material affect on the Company's business, operations, reporting requirements, or stock price. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to the Company's transfer agent.

                             ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission (the "SEC"), including our:

Annual Report for the year ended August 31, 2003 (the "Form 10-KSB");

Quarterly Report for the quarter ended November 30, 2003 (the "Form 10-QSB").

Quarterly Report for the quarter ended February 29, 2004 (the "Form 10-QSB").

Copies of these reports are not included in this Information Statement but may be obtained from the SEC's web site at http://www.sec.gov/. We will mail copies of our prior SEC reports to any shareholder upon written request.


                         BY ORDER OF THE BOARD OF DIRECTORS


                         /s/ Bruce Caldwell
                         ------------------------------
                         Bruce Caldwell, President


Sun Valley, California
April __, 2004

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